UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2018

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition
On July 30, 2018, Knoll, Inc. (the "Company") issued a press release reporting its financial results for the three month period ending June 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Company makes reference to non-GAAP financial measures in the attached press release. A reconciliation of these non-GAAP financial measures to the applicable GAAP financial measures is contained in the attached press release.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 30, 2018, the Board of Directors of the Company voted to increase the size of the Company's Board of Directors from nine members to ten members and appointed Ronald R. Kass to serve as director of the Company. Mr. Kass will serve as a Class III director until the Company's Annual Meeting of Stockholders to be held during 2019.
Mr. Kass is currently the President and CEO of Hunter Douglas North America, a division of Hunter Douglas, N.V., the world market leader in window coverings and a major manufacturer of architectural products, a position he has held since July 2015. Prior, Mr. Kass served as COO from July 2014 to July 2015 as well as serving as President of the Company’s Design Products Group from June 2013 to July 2014. Mr. Kass has also served as President and CEO of the Robert Allen Group, an international designer, marketer and manufacturer of home furnishings. Mr. Kass holds an A.B. from Brown University and a M.B.A from Harvard Graduate School of Business Administration.
As a non-employee director, Mr. Kass is entitled to participate in the Knoll, Inc. Non-Employee Director Compensation Plan (the “Plan”), pursuant to which he will receive an annual fee of $50,000 and an annual grant of restricted shares with a fair market value of $90,000, to be granted on the third trading day after the Annual Meeting of Stockholders. For his first year of service on the Board, Mr. Kass will receive a partial grant of restricted shares under the Plan on a pro-rata basis, effective the third trading day after the public release of the Company’s results for the second quarter.
For more information on Mr. Kass, please see Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits
Exhibit 99.1 - Press Release, dated July 30, 2018, concerning financial results.
The information in this report and in the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: July 30, 2018	By:	/s/ Michael A. Pollner
Michael A. Pollner
Senior Vice President, Chief Administrative Officer, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release